SEC File Nos. 2-26516
              811-1435


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM N-1A
                             Registration Statement
                                      Under
                            the Securities Act of 1933
                         Post-Effective Amendment No.  63
                                       and
                             Registration Statement
                                      Under
                        The Investment Company Act of 1940
                                Amendment No.  32

                                 AMCAP FUND, INC.
                 (Exact Name of Registrant as specified in charter)
                              333 South Hope Street
                          Los Angeles, California 90071
                      (Address of principal executive offices)
                 Registrant's telephone number, including area code:
                                 (213) 486-9200

                                 Vincent P. Corti
                       Capital Research and Management Company
                              333 South Hope Street
                           Los Angeles, California 90071
                      (name and address of agent for service)


                                    Copies to:
                             ERIC A.S. RICHARDS, ESQ.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                          Los Angeles, California  90071
                           (Counsel for the Registrant)

                 Approximate date of proposed public offering:
  It is proposed that this filing become effective on May 1, 1999,  pursuant to paragraph (b) of rule 485.

                         THE AMERICAN FUNDS GROUP LOGO

--------------------------------------------------------------------------------
                                   AMCAP FUND
                                   PROSPECTUS

                                  MAY 1, 1999

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AMCAP FUND

333 South Hope Street
Los Angeles, CA 90071

TICKER SYMBOL: AMCPX NEWSPAPER ABBREV.: Amcp FUND NO.: 02

-------------------------------------------------------------------

TABLE OF CONTENTS

Risk/Return Summary                                                     2
 ........................................................................
Fees and Expenses of the Fund                                           5
 ........................................................................
Investment Objective, Strategies and Risks                              6
 ........................................................................
Year 2000                                                               9
 ........................................................................
Management and Organization                                            10
 ........................................................................
Shareholder Information                                                12
 ........................................................................
Purchase and Exchange of Shares                                        13
 ........................................................................
Distribution Arrangements                                              17
 ........................................................................
Financial Highlights                                                   18

-------------------------------------------------------------------

                                                  AMCAP FUND / PROSPECTUS      1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

The fund seeks to make your investment grow over time by investing primarily in stocks of U.S. companies with a record of above average long-term growth.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political or social events in the U.S. or abroad. The prices of equity securities will be affected by events involving the companies whose securities are owned in the fund.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

2     AMCAP FUND / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how the fund's results fluctuate. Past results are not an indication of future results.

  Here are the fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)

[bar chart]

89            27.11%
90            -3.98%
91            36.88%
92             7.19%
93            11.01%
94            -0.24%
95            28.71%
96            14.16%
97            30.55%
98            30.02%

  The fund's year-to-date return for the three months ended March 31, 1999 is 0.96%.

The fund's highest/lowest QUARTERLY results during this time period were:

X  HIGHEST  22.00% (quarter ended December 31, 1998)

X  LOWEST   -20.68% (quarter ended September 30, 1990)

                                                  AMCAP FUND / PROSPECTUS      3

For periods ended December 31, 1998:

                                           THE FUND WITH
                                              MAXIMUM
AVERAGE ANNUAL                              SALES CHARGE        S&P
TOTAL RETURN                                DEDUCTED(1)        500(2)     CPI(3)
---------------------------------------------------------------------------------
One Year                                      22.58%          28.52%        1.61%
 ................................................................................
Five Years                                    18.59%          24.02%        2.37%
 ................................................................................
Ten Years                                     16.64%          19.16%        3.12%
 ................................................................................
Lifetime(4)                                   13.62%          12.49%        5.18%

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA WHICH REQUIRES THAT THE MAXIMUM SALES CHARGE OF 5.75% BE DEDUCTED AND INCLUDE THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. RESULTS WOULD BE HIGHER IF THEY WERE CALCULATED AT NET ASSET VALUE.

(2) THE STANDARD & POOR'S 500 COMPOSITE INDEX REPRESENTS PRIMARILY U.S. STOCKS. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) THE CONSUMER PRICE INDEX IS A MEASURE OF INFLATION AND IS COMPUTED FROM DATA SUPPLIED BY THE U.S. DEPARTMENT OF LABOR, BUREAU OF LABOR STATISTICS.

(4) THE FUND BEGAN INVESTMENT OPERATIONS ON MAY 1, 1967.

4   AMCAP FUND / PROSPECTUS

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-----------------------------------------------
Maximum sales charge imposed on
purchases
(AS A PERCENTAGE OF OFFERING PRICE)       5.75%(1)
 ..............................................
Maximum sales charge imposed on
reinvested dividends                         0%
 ..............................................
Maximum deferred sales charge                0%(2)
 ..............................................
Redemption or exchange fees                  0%

(1) SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES.

(2) A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES ON CERTAIN REDEMPTIONS MADE WITHIN 12 MONTHS FOLLOWING ANY PURCHASES YOU MADE WITHOUT A SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------
Management Fees                         0.38%
 ............................................
Service (12b-1) Fees                    0.21%*
 ............................................
Other Expenses                          0.08%
 ............................................
Total Annual Fund Operating Expenses    0.67%

 *12b-1 EXPENSES MAY NOT EXCEED 0.25% OF THE FUND'S AVERAGE NET ASSETS ANNUALLY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------
One Year                                 $  640
 ..............................................
Three Years                              $  777
 ..............................................
Five Years                               $  927
 ..............................................
Ten Years                                $1,362

                                                  AMCAP FUND / PROSPECTUS      5

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to provide you with long-term growth of capital. It invests primarily in common stocks of issuers located in the U.S.

The prices of equity securities will decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, or overall market declines. In addition, the growth-oriented, equity securities generally purchased by the fund may involve large price swings and potential for loss.


The fund may also hold cash or money market instruments of any issuer to any extent deemed appropriate. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective, but it also provides greater liquidity to meet redemptions or to make additional investments, and it would reduce the fund's exposure in the event of a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when they are judged to no longer represent good long-term value.

6     AMCAP FUND / PROSPECTUS

ADDITIONAL INVESTMENT RESULTS

For periods ended December 31, 1998:

                                                                          LIPPER
                                                                          GROWTH
AVERAGE ANNUAL                             THE FUND WITH        S&P       FUNDS     S&P 400
TOTAL RETURN                             NO SALES CHARGE(1)    500(2)    AVERAGE(3) MIDCAP(4)
--------------------------------------------------------------------------------------------
One Year                                      30.02%          28.52%     23.14%     19.11%
 ...........................................................................................
Five Years                                    20.00%          24.02%     19.10%     18.84%
 ...........................................................................................
Ten Years                                     17.33%          19.16%     17.18%     19.29%
 ...........................................................................................
Lifetime(5)                                   13.84%          12.49%     12.05%      n/a

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA THAT IS REQUIRED FOR ALL STOCK AND BOND FUNDS AND INCLUDES THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.

(2) THE STANDARD & POOR'S 500 COMPOSITE INDEX REPRESENTS PRIMARILY U.S. STOCKS. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) THE LIPPER GROWTH FUNDS AVERAGE CONSISTS OF FUNDS THAT NORMALLY INVEST IN COMPANIES WITH EARNINGS EXPECTED TO GROW SIGNIFICANTLY FASTER THAN THE EARNINGS OF THE STOCKS REPRESENTED IN THE MAJOR UNMANAGED STOCK INDICES. SALES CHARGES AND COMMISSIONS ARE NOT REFLECTED IN THE RESULTS OF THE UNDERLYING FUNDS.

(4) STANDARD & POOR'S MIDCAP 400 INDEX CONSISTS OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. IT IS A MARKET-VALUE WEIGHTED INDEX (STOCK PRICE TIMES SHARES OUTSTANDING), WITH EACH STOCK AFFECTING THE INDEX IN PROPORTION TO ITS MARKET VALUE. THE INDEX IS COMPRISED OF INDUSTRIALS, UTILITIES, FINANCIALS AND TRANSPORTATION, IN SIZE ORDER. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(5) THE FUND BEGAN INVESTMENT OPERATIONS ON MAY 1, 1967.

                                                  AMCAP FUND / PROSPECTUS      7

   THE FOLLOWING CHART ILLUSTRATES THE ASSET MIX OF THE FUND'S INVESTMENT PORTFOLIO AS OF THE END OF THE FUND'S FISCAL YEAR, FEBRUARY 28, 1999.

   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  Broadcasting & Publishing       14.08%
  Data Processing & Repro-
  duction                         10.71%
  Health & Personal Care           9.66%
  Business & Public Services       8.05%
  Financial Services               5.35%
  Other Industries                35.39%
  Cash & Equivalents              16.76%

LARGEST INDIVIDUAL EQUITY       PERCENT OF
HOLDINGS                        NET ASSETS
------------------------------------------
Comcast                            3.79%
 .........................................
Time Warner                        3.69
 .........................................
Medtronic                          3.04
 .........................................
Philip Morris                      2.70
 .........................................
Viacom                             2.62
 .........................................
Fannie Mae                         2.42
 .........................................
Oracle                             2.23
 .........................................
Tele-Communications, Liberty
 Media Group                       1.94
 .........................................
AirTouch Communications            1.92
 .........................................
SLM Holding                        1.77

    BECAUSE THE FUND IS ACTIVELY MANAGED, ITS HOLDINGS WILL CHANGE FROM TIME TO TIME.

8     AMCAP FUND / PROSPECTUS

-------------------------------------------------------------------

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

                                                  AMCAP FUND / PROSPECTUS      9

-------------------------------------------------------------------

MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for AMCAP Fund are listed on the following page.

10     AMCAP FUND / PROSPECTUS

                                                                                                    APPROXIMATE YEARS
                                                                                                   OF EXPERIENCE AS AN
                                                                                                 INVESTMENT PROFESSIONAL
                                                                                                   (INCLUDING THE LAST
                                                                    YEARS OF EXPERIENCE AS             FIVE YEARS)
                                                                     PORTFOLIO COUNSELOR        WITH CAPITAL
                                                                 (AND RESEARCH PROFESSIONAL,    RESEARCH AND
                                                                      IF APPLICABLE) FOR         MANAGEMENT
   PORTFOLIO COUNSELORS FOR                                               AMCAP FUND             COMPANY OR
          AMCAP FUND                   PRIMARY TITLE(S)                 (APPROXIMATE)            AFFILIATES   TOTAL YEARS
-------------------------------------------------------------------------------------------------------------------------
R. MICHAEL SHANAHAN             Chairman of the Board and       13 years                        34 years      34 years
                                Principal Executive Officer of
                                the fund. Chairman of the
                                Board and Principal Executive
                                Officer, Capital Research and
                                Management Company.
-------------------------------------------------------------------------------------------------------------------------
CLAUDIA P. HUNTINGTON           President and Director of the   3 years (plus 14 years as a     24 years      26 years
                                fund. Senior Vice President,    research professional prior to
                                Capital Research and            becoming a portfolio counselor
                                Management Company.             for the fund)
-------------------------------------------------------------------------------------------------------------------------
TIMOTHY D. ARMOUR               Senior Vice President of the    3 years (plus 8 years as a      16 years      16 years
                                fund. Director, Capital         research professional prior to
                                Research and Management         becoming a portfolio counselor
                                Company. Chairman of the Board  for the fund)
                                and Chief Executive Officer,
                                Capital Research Company.*
-------------------------------------------------------------------------------------------------------------------------
WILLIAM C. NEWTON               Senior Partner, The Capital     32 years (since the fund began  40 years      46 years
                                Group Partners L.P.*            operations)
-------------------------------------------------------------------------------------------------------------------------

   THE FUND BEGAN INVESTMENT OPERATIONS ON MAY 1, 1967.
  * COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.

                                                 AMCAP FUND / PROSPECTUS      11

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180
                                     [MAP]

  WESTERN SERVICE       WESTERN CENTRAL       EASTERN CENTRAL       EASTERN SERVICE
  CENTER                SERVICE CENTER        SERVICE CENTER        CENTER
  American Funds        American Funds        American Funds        American Funds
  Service Company       Service Company       Service Company       Service Company
  P.O. Box 2205         P.O. Box 659522       P.O. Box 6007         P.O. Box 2280
  Brea, California      San Antonio, Texas    Indianapolis,         Norfolk, Virginia
  92822-2205            78265-9522            Indiana               23501-2280
  Fax: 714/671-7080     Fax: 210/474-4050     46206-6007            Fax: 757/670-4773
                                              Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

YOU MAY INVEST IN THE FUND THROUGH VARIOUS RETIREMENT PLANS. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.

12     AMCAP FUND / PROSPECTUS

--------------------------------------------------------------------------------

PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchange of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS

------------------------------------------------------------------
To establish an account                                       $250
  For a retirement plan account                               $250
  For a retirement plan account through payroll deduction     $ 25
To add to an account                                          $ 50
  For a retirement plan account through payroll deduction     $ 25

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

                                                 AMCAP FUND / PROSPECTUS      13

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                                SALES CHARGE AS A PERCENTAGE OF
                                               .................................
                                                                        NET            DEALER CONCESSION
                                                 OFFERING             AMOUNT                AS % OF
INVESTMENT                                         PRICE             INVESTED           OFFERING PRICE
--------------------------------------------------------------------------------------------------------
Less than $50,000                                      5.75%               6.10%             5.00%
 .......................................................................................................
$50,000 but less than $100,000                         4.50%               4.71%             3.75%
 .......................................................................................................
$100,000 but less than $250,000                        3.50%               3.63%             2.75%
 .......................................................................................................
$250,000 but less than $500,000                        2.50%               2.56%             2.00%
 .......................................................................................................
$500,000 but less $1 million                           2.00%               2.04%             1.60%
 .......................................................................................................
$1 million or more and certain other
investments described below                      see below           see below             see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

14     AMCAP FUND / PROSPECTUS

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

                                                 AMCAP FUND / PROSPECTUS      15

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE-REGISTERED TRADEMARK- OR AMERICAN FUNDSLINE ONLINE-REGISTERED TRADEMARK-:

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

16     AMCAP FUND / PROSPECTUS

-------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund intends to pay dividends to you, usually twice a year. Capital gains, if any, are also usually distributed twice a year.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

As with any investment, your investment in the fund could have tax consequences. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS

Distributions you receive from the fund are subject to income tax and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. The fund's distributions of long-term capital gains are taxable to you as capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of whether you reinvest dividends or receive them in cash.

TAXES ON TRANSACTIONS

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

                                                 AMCAP FUND / PROSPECTUS      17

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                               YEAR ENDED FEBRUARY 28 OR 29
                                         .....................................................
                                          1999     1998     1997     1996    1995
                                         -----------------------------------------
Net asset value,
beginning of period                       $16.93   $14.60   $14.40  $12.28  $12.98
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                        .12      .10      .12     .16     .14
 .................................................................................
Net gains or losses on securities (both
realized and unrealized)                    3.21     4.80     1.51    3.32     .24
----------------------------------------------------------------------------------
Total from investment operations            3.33     4.90     1.63    3.48     .38
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net investment income)     (.13)    (.10)    (.12)   (.17)   (.13)
 .................................................................................
Distributions (from capital gains)        (2.29)   (2.47)   (1.31)  (1.19)   (.95)
 .................................................................................
Total distributions                       (2.42)   (2.57)   (1.43)  (1.36)  (1.08)
----------------------------------------------------------------------------------
Net asset value, end of period            $17.84   $16.93   $14.60  $14.40  $12.28
----------------------------------------------------------------------------------
Total return(1)                           21.07%   36.97%   11.74%  29.29%   3.41%
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)   $5,939   $4,891   $3,807  $3,693  $2,970
 .................................................................................
Ratio of expenses to average net assets     .67%     .68%     .69%    .71%    .71%
 .................................................................................
Ratio of net income to average net
assets                                      .70%     .62%     .81%   1.16%   1.16%
 .................................................................................
Portfolio turnover rate                   36.46%   31.42%   24.14%  35.16%  17.92%

(1)EXCLUDES MAXIMUM SALES CHARGE OF 5.75%.

18     AMCAP FUND / PROSPECTUS

--------------------------------------------------------------------------------

NOTES

                                                 AMCAP FUND / PROSPECTUS      19

-------------------------------------------------------------------

NOTES

20     AMCAP FUND / PROSPECTUS

-------------------------------------------------------------------

NOTES

                                                 AMCAP FUND / PROSPECTUS      21

FOR SHAREHOLDER       FOR RETIREMENT PLAN   FOR DEALER
SERVICES              SERVICES              SERVICES
American Funds        Call your employer    American Funds
Service Company       or plan               Distributors
800/421-0180          administrator         800/421-9900 ext.11
                      FOR 24-HOUR INFORMATION
American                    American Funds
FundsLine-Registered        Internet Web site
Trademark-                  http://www.americanfunds.com
800/325-3590

  Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
  ------------------------------------------------------------------
  MULTIPLE TRANSLATIONS
  This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
  ------------------------------------------------------------------
  OTHER FUND INFORMATION

  ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

  Contains additional information about the fund including financial statements, investments results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent auditors' report (in the annual report). STATEMENT OF ADDITIONAL INFORMATION (SAI)
  Contains more detailed information on all aspects of the fund, including the fund's financial statements.

  A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov. CODE OF ETHICS

  Includes a description of the fund's personal investing policy.
  To request a free copy of any of the documents above:

Call American Funds     or      Write to the Secretary of the
Service Company                 fund
800/421-0180 ext.1              333 South Hope Street
                                Los Angeles, California 90071

   Investment Company File No. 811-1435
  [LOGO]
    Printed on recycled paper




                                AMCAP FUND, INC.
                                   Part B
                    Statement of Additional Information
                                  MAY 1, 1999

This document is not a prospectus but should be read in conjunction with the current Prospectus of AMCAP Fund, Inc. (the "fund") dated May 1, 1999. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                               AMCAP Fund, Inc.
                             Attention:  Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.



                               TABLE OF CONTENTS

Item                                                         Page No.
Certain Investment Limitations and Guidelines                  2
Description of Certain Securities                              2
Fundamental Policies and Investment Restrictions               5
Fund Organization                                              6
Fund Directors and Officers                                    7
Management                                                     11
Dividends, Distributions and Federal Taxes                     13
Purchase of Shares                                             17
Selling Shares                                                 23
Shareholder Account Services and Privileges                    25
Execution of Portfolio Transactions                            27
General Information.                                           28
Investment Results and Related Statistics                      29
Financial Statements                                          Attached


                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL GUIDELINES

- The fund will invest primarily in common stocks of companies domiciled in the U.S. In determining whether a company is domiciled in the U.S., the fund's investment adviser takes into account such factors as where the company is legally organized and/or maintains principal corporate offices and/or conducts its principal operations. The fund will generally only invest in U.S. securities that are traded in U.S. markets and that are substantially subject to the laws of the U.S.


- The fund may also invest in securities convertible into common stocks, straight (nonconvertible) debt securities, cash or cash equivalents, U.S. Government securities or nonconvertible preferred stocks.

DEBT SECURITIES

- The fund may invest in straight debt securities rated A or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. (or unrated but considered to be of equivalent quality).

                       DESCRIPTION OF CERTAIN SECURITIES

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

The descriptions below are intended to supplement the material in the Prospectus under "Investment Objective, Strategies and Risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face value. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

Subsequent to its purchase by the fund, an issue of straight debt securities may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio.

BOND RATINGS

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. The top three rating categories are described as follows:

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The top three rating categories are described as follows:

"Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal
and interest by the U.S. Treasury.   Certain securities issued by U.S.
Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.


INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest from time to time in the stocks of smaller companies (typically companies with market capitalizations of less than $1.2 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities or larger capitalization companies.

CASH EQUIVALENTS -- The fund invests in various high-quality money market instruments that mature, or may be redeemed or resold, generally in 13 months or less (25 months in the case of U.S. government securities). These include:
(1) commercial paper (notes issued by corporations or governmental bodies); (2) certificates of deposit and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association and bank obligations; (4) securities of the U.S. Government, its agencies or instrumentalities; and (5) corporate bonds and notes.

OTHER SECURITIES -- The fund may also invest in securities that have equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to may factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. These restrictions provide that:

 1. The fund may not invest in:

  (a) real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);

  (b) commodities or commodity contracts;

  (c) companies for the purpose of exercising control or management;

  (d) the securities of companies which, with their predecessors, have a record of less than three years' continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund's total assets to be invested in the securities of such companies;

  (e) securities which would subject the fund to unlimited liability (such as assessable shares or partnership interests);

  (f) any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2) the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

  (g) any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.

 2. The fund may not engage in short sales or margin purchases.

 3. The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

 4. The fund may not invest more than 10% of the value of its total assets in securities that are illiquid, nor may it engage in the business of underwriting securities of other issuers.

 5. The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

The following policies are non-fundamental policies which may be changed by action of the Board of Directors, without shareholder approval.

Investment restriction #1 does not apply to deposits in banks or to the purchase of securities issued or fully guaranteed by the U.S. Government (or its agencies or instrumentalities). For purposes of investment restriction #1(g), the fund will not invest 25% or more (rather than "more than 25%") of its total assets in the securities of issuers in the same industry.

Notwithstanding investment restriction #5, the fund has no current intention (at least during the next 12 months) to leverage its assets.

In addition to the foregoing policies, it is also the policy of the fund not to invest in securities of open-end investment companies except in connection with a merger, consolidation or acquisition of assets, but the fund may invest in securities of closed-end investment companies within the limitations imposed by the 1940 Act. (Notwithstanding this restriction, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.) In general, this means (i) that the fund will not own more than 3% of the outstanding voting stock of a closed-end investment company, (ii) that the fund will not invest more than an aggregate of 5% of its total assets in securities issued by closed-end investment companies, and (iii) that the fund, together with all other investment companies served by the Investment Adviser, will not own more than 10% of the outstanding voting stock of a closed-end investment company. Any such purchases will be made only in the open market or as a part of a merger, consolidation, or acquisition of assets, and will not involve commissions or profits to a sponsor or dealer other than customary brokerage commissions.

                               FUND ORGANIZATION

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1966 and reorganized as a Maryland corporation on May 10, 1990.

All fund operations are supervised by the fund's Board of Directors. The Board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by the Investment Adviser or its affiliates are paid certain fees for services rendered to the fund as described in "Fund Directors and Officers - Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.FUND DIRECTORS AND OFFICERS
                      Directors and Director Compensation


NAME,              POSITION          PRINCIPAL           AGGREGATE               TOTAL                   TOTAL
ADDRESS AND        WITH              OCCUPATION(S)       COMPENSATION            COMPENSATION            NUMBER
AGE                REGISTRANT        DURING              (INCLUDING              (INCLUDING              OF FUND
                                     PAST 5 YEARS        VOLUNTARILY             VOLUNTARILY             BOARDS
                                                         DEFERRED                DEFERRED                ON WHICH
                                                         COMPENSATION/1/)        COMPENSATION/1/)        DIRECTOR
                                                         FROM THE FUND           FROM ALL FUNDS          SERVES
                                                         DURING FISCAL           MANAGED BY              /2/
                                                         YEAR ENDED              CAPITAL RESEARCH
                                                         2/28/99                 AND
                                                                                 MANAGEMENT
                                                                                 COMPANY OR ITS
                                                                                 AFFILIATES/2/
                                                                                 FOR THE YEAR
                                                                                 ENDED
                                                                                 2/28/99

H. Frederick       Director          Private             $14,100/3/              $193,800                19
Christie                             investor;
P.O. Box 144                         former
Palos Verdes                         President and
Estates, CA                          Chief
90274                                Executive
Age:  65                             Officer, The
                                     Mission Group
                                     (non-utility
                                     holding
                                     company,
                                     subsidiary of
                                     Southern
                                     California
                                     Edison
                                     Company)

Mary Anne          Director          Founder and         $15,000                 $37,000                 2
Dolan                                President,
1033 Gayley                          M.A.D., Inc.
Avenue                               (a
Los Angeles,                         communications company)
CA  90024
Age:  51

Martin             Director          Chairman,           $15,400/3/              $125,350                15
Fenton                               Senior
4660 La                              Resource
Jolla                                Group, Inc.
Village                              (management
Drive                                of senior
Suite 725                            living
San Diego,                           centers)
CA  92121
Age:  63

Herbert            Director          Private             $15,800                 $69,550                 13
Hoover III                           Investor
1520 Circle
Drive
San Marino,
CA  91108
Age:  71

+Claudia P.        President         Senior Vice         none/4/                 none/4/                 1
Huntington         and               President,
333 South          Director          Capital
Hope Street                          Research and
Los Angeles,                         Management
CA  90071                            Company
Age:  47

Mary Myers         Director          Private             $14,100/3/              $104,700                5
Kauppila                             Investor;
Energy                               former Owner
Investment                           and
Inc.                                 President,
One Winthrop                         Energy
Square                               Investment,
Boston, MA                           Inc.
02110
Age:  44

Kirk P.            Director          Chairman/CEO,       $15,000/3/              $110,400                5
Pendleton                            Cairnwood,
75 James Way                         Inc. (venture
Southampton,                         capital
PA  18966                            investment)
Age:  59

+James W.          Director          Senior              none/4/                 none/4/                 7
Ratzlaff                             Partner, The
P.O. Box                             Capital Group
7650                                 Partners,
San                                  L.P.
Francisco,
CA  94120
Age:  62

Olin C.            Director          President of        $14,100/3/              $94,800                 3
Robison                              the Salzburg
The Marble                           Seminar;
Works                                Professor and
P.O. Box 886                         former
Middlebury,                          President
VT  05753                            Emeritus,
Age:  62                             Middlebury
                                     College

+R. Michael        Chairman of       Chairman of         none/4/                 none/4/                 2
Shanahan           the Board         the Board and
333 South          and               Principal
Hope Street        Principal         Executive
Los Angeles,       Executive         Officer,
CA  90071          Officer           Capital
Age:  60                             Research and
                                     Management
                                     Company



 + Directors who are considered "interested persons" of the fund as defined in the 1940 Act, on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.


 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, Inc. whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

 /3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for the fiscal year ended February 28, 1999 for participating Directors is as follows:
 H. Frederick Christie ($17,017), Martin Fenton ($55,658), Mary Myers Kauppila ($16,476), Kirk P. Pendleton ($99,009) and Olin C. Robison ($17,108). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

 /4/ Claudia P. Huntington, James W. Ratzlaff and R. Michael Shanahan are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                                    OFFICERS

NAME AND ADDRESS           AGE      POSITION(S)       PRINCIPAL
                                    WITH              OCCUPATION(S)
                                    REGISTRANT        DURING PAST 5 YEARS

R. Michael Shanahan
(see above)

Claudia P.
Huntington
(see above)

Timothy D. Armour          38       Senior Vice       Director, Capital
333 South Hope                      President         Research and
Street                                                Management Company;
Los Angeles, CA                                       Chairman of the Board,
90071                                                 Capital Research
                                                      Company

Paul G. Haaga, Jr.         50       Senior Vice       Director and Executive
333 South Hope                      President         Vice President,
Street                                                Capital Research and
Los Angeles, CA                                       Management Company
90071

Joanna F. Jonsson          35       Vice              Vice President and
P.O. Box 7650                       President         Director,
San Francisco, CA                                     Capital Research
94120                                                 Company

Vincent P. Corti           42       Secretary         Vice President - Fund
333 South Hope                                        Business Management
Street                                                Group, Capital
Los Angeles, CA                                       Research and
90071                                                 Management Company

Sheryl F. Johnson          30       Treasurer         Vice President - Fund
5300 Robin Hood                                       Business Management
Road                                                  Group, Capital
Norfolk, VA 23513                                     Research and
                                                      Management Company


Robert P. Simmer           38       Assistant         Vice President - Fund
5300 Robin Hood                     Treasurer         Business Management
Road                                                  Group, Capital
Norfolk, VA 23513                                     Research and
                                                      Management Company


All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any Director or officer who is a director or officer or employee of the Investment Adviser or affiliated companies. Each unaffiliated Director is paid a fee of $10,000 per annum, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of February 28, 1999, the officers and directors of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser is dated July 1, 1993. The Agreement will continue in effect until March 31, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform executive, administrative, clerical and bookkeeping functions of the fund; provides suitable office space and utilities; and furnishes necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser.

The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, registrar, stock transfer and dividend disbursing fees and expenses; expenses pursuant to the fund's Plan of Distribution (see below); costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the fund (including stock certificates, registration and qualification fees and expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to directors not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

As compensation for its services, the Investment Adviser receives a management fee at the annual rates of 0.485% on the first $1 billion of the fund's net assets, 0.385% on net assets in excess of $1 billion but not exceeding $2 billion, 0.355% on net assets in excess of $2 billion but not exceeding $3 billion, 0.335% on net assets in excess of $3 billion but not exceeding $5 billion, 0.32% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.31% on net assets in excess of $8 billion.


The Investment Adviser has agreed to pay to the fund annually, immediately after the fiscal year end the amount by which the total expenses of the fund for any particular fiscal year, except taxes and interest, exceed an amount equal to 1% of the average of the total net assets of the fund for the year. During the fiscal years ended February 28, 1999, 1998 and 1997, the Investment Adviser's fees amounted to $19,703,000, $16,324,000 and $14,491,000, respectively.


PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act . The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended February 28, 1999 amounted to $1,596,000 after allowance of $7,571,000 to dealers. During the fiscal years ended February 28, 1998 and 1997, the Principal Underwriter retained $671,000 and $638,000, after an allowance of $3,213,000 and $3,121,000, respectively.

As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and the Plan must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).


Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended February 28, 1999 the fund paid or accrued $11,159,000 under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.
In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                    DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. The fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


The fund intends to distribute twice a year its investment company taxable income, including any net short-term capital gains in excess of net long-term capital losses, and any net capital gains realized during each fiscal year. Additional distributions may be made, if necessary.


Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES -- The fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


The fund will be subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires the fund to distribute to shareholders for a calendar year an amount equal to at least 98% of the fund's ordinary income for that calendar year, at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by a fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify.
The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, I.E., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                               PURCHASE OF SHARES

METHOD         INITIAL INVESTMENT           ADDITIONAL INVESTMENTS

               See "Investment              $50 minimum (except where a
               Minimums and Fund            lower minimum is noted under
               Numbers" for initial         "Investment Minimums and Fund
               investment minimums.         Numbers").

By             Visit any investment         Mail directly to your
contacting     dealer who is                investment dealer's address
your           registered in the state      printed on your account
investment     where the purchase is        statement.
dealer         made and who has a
               sales agreement with
               American Funds
               Distributors.

By mail        Make your check payable      Fill out the account additions
               to the fund and mail to      form at the bottom of a recent
               the address indicated        account statement, make your
               on the account               check payable to the fund,
               application.  Please         write your account number on
               indicate an investment       your check, and mail the check
               dealer on the account        and form in the envelope
               application.                 provided with your account
                                            statement.

By             Please contact your          Complete the "Investments by
telephone      investment dealer to         Phone" section on the account
               open account, then           application or American
               follow the procedures        FundsLink Authorization Form.
               for additional               Once you establish the
               investments.                 privilege, you, your financial
                                            advisor or any person with your
                                            account information can call
                                            American FundsLine(r) and make
                                            investments by telephone
                                            (subject to conditions noted in
                                            "Shareholder Account Services
                                            and Privileges - Telephone and
                                            Computer Purchases, Redemptions
                                            and Exchanges" below).

By             Please contact your          Complete the American FundsLink
computer       investment dealer to         Authorization Form.  Once you
               open account, then           establish the privilege, you,
               follow the procedures        your financial advisor or any
               for additional               person with your account
               investments.                 information may access American
                                            FundsLine OnLine(r) on the
                                            Internet and make investments
                                            by computer (subject to
                                            conditions noted in
                                            "Shareholder Account Services
                                            and Privileges - Telephone and
                                            Computer Purchases, Redemptions
                                            and Exchanges" below).

By wire        Call 800/421-0180 to         Your bank should wire your
               obtain your account          additional
               number(s), if                investments in the same manner
               necessary.  Please           as described under "Initial
               indicate an investment       Investment."
               dealer on the account.
               Instruct your bank to
               wire funds to:
               Wells Fargo Bank
               155 Fifth Street, Sixth
               Floor
               San Francisco, CA 94106
               (ABA #121000248)
               For credit to the
               account of:
               American Funds Service
               Company
               a/c #4600-076178
               (fund name)
               (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT
ANY PURCHASE ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):


FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                $1,000                  02

American Balanced Fund(r)                    500                     11

American Mutual Fund(r)                      250                     03

Capital Income Builder(r)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(sm)

EuroPacific Growth Fund(r)                   250                     16

Fundamental Investors(sm)                    250                     10

The Growth Fund of America(r)                1,000                   05

The Income Fund of America(r)                1,000                   06

The Investment Company of America(r)         250                     04

The New Economy Fund(r)                      1,000                   14

New Perspective Fund(r)                      250                     07

New World Fund                               1,000+                  36

SMALLCAP World Fund(r)                       1,000                   35

Washington Mutual Investors Fund(sm)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(r)

American High-Income Trust(sm)               1,000                   21

The Bond Fund of America(sm)                 1,000                   08

Capital World Bond Fund(r)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(sm)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(sm)

The Tax-Exempt Bond Fund of                  1,000                   19
America(r)

The Tax-Exempt Fund of                       1,000                   20
California(r)*

The Tax-Exempt Fund of Maryland(r)*          1,000                   24

The Tax-Exempt Fund of Virginia(r)*          1,000                   25

U.S. Government Securities Fund(sm)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(r)

The Tax-Exempt Money Fund of                 2,500                   39
America(sm)

The U.S. Treasury Money Fund of              2,500                   49
America(sm)

___________
*Available only in certain states.
+Effective September 15, 1999.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE                 SALES CHARGE AS                  DEALER
AT THE OFFERING PRICE              PERCENTAGE OF THE:                  CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                   NET AMOUNT       OFFERING
                                   INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                  6.10%            5.75%          5.00%

$50,000 but less than              4.71             4.50           3.75
$100,000

BOND FUNDS

Less than $25,000                  4.99             4.75           4.00

$25,000 but less than              4.71             4.50           3.75
$50,000

$50,000 but less than              4.17             4.00           3.25
$100,000

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than             3.63             3.50           2.75
$250,000

$250,000 but less than             2.56             2.50           2.00
$500,000

$500,000 but less than             2.04             2.00           1.60
$1,000,000

$1,000,000 or more                 none             none           (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investment of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchases. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees made with no sales charge are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan, by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)

-Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY
-Requests must be signed by the registered shareholder(s)
-A signature guarantee is required if the redemption is:
  -- Over $50,000;
  -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.

-Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
-You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R)

-Redemptions by telephone or fax (including American FundsLine(r) and American FundsLine OnLine(r)) are limited to $50,000 per shareholder each day.
-Checks must be made payable to the registered shareholder(s).
-Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS

-You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

-You may establish check writing privileges (use the money market funds application)

  -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem your shares if the value of the shares in your account is less than the minimum initial investment amount applicable to that account as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company (the "Transfer Agent") will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:

 (a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

 (b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

 (c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) and American FundsLine OnLine(r) (See "American FundsLine(r) and American FundsLine OnLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the company of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(R)-- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) and American FundsLine OnLine(r). To use these services, call 800/325-3590 from a TouchTone(tm) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(r) are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(r)) or computer (including American FundsLine OnLine(r)), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.

                        EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.


When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the funds or other funds served by the Investment Adviser. The fund does not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the funds or have provided investment research, statistical, and other related services for the funds and or other funds served by the Investment Adviser.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended February 28, 1999, 1998 and 1997, amounted to $3,054,000, $1,744,000 and $1,648,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gains distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $2,686,000 for the fiscal year ended February 28, 1999.

INDEPENDENT AUDITORS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the independent auditors' report given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountant is reviewed and determined annually by the Board of Directors.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on the last day of February. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent accountants, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.

YEAR 2000 --The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- FEBRUARY 28, 1999


Net asset value and redemption price per share

(Net assets divided by shares outstanding)        $17.84

Maximum offering price per share                  $18.93
(100/94.25 of net asset value per share,
which takes into account the fund's current
maximum sales charge)




SHAREHOLDER VOTING RIGHTS -- Shareholders have one vote per share owned. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders holding a majority of the votes entitled to be cast, may remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                   INVESTMENT RESULTS AND RELATED STATISTICS


The fund's yield is 0.66% based on a 30-day (or one month) period ended February 28, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

 Where: a = dividends and interest earned during the period.

    b = expenses accrued for the period (net of reimbursements).

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    d = the maximum offering price per share on the last day of the period.


The fund's one year total return and average annual total returns for the five- and ten-year periods ended February 28, 1999 were 14.13%, 18.49% and 16.00%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

The following assumptions will be reflected in computations made in accordance with the formulas stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for one-, five- and ten-year periods. In addition, the fund may provide lifetime average total return figures.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services.
Additionally, the fund may, from time to time, refer to results published in various periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The fund may also, from time to time, refer to statistics compiled by the U.S. Department of Commerce.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all), those funds have had better total returns than their comparable Lipper indexes in 128 of the 138 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

If you are considering AMCAP for an Individual Retirement Account . . .


Here's how much you would have if you had invested $2,000
on March 1 of each year in AMCAP over the past 5, 10, 15 and 20 years:

5 Years            10 Years            15 years          20 Years

(3/1/94 -          (3/1/89 -           (3/1/84 -         (3/1/79 -
2/28/99)           2/28/99)            2/28/99)          2/28/99)

$18,088            $51,990             $115,836          $266,279






           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had invested         Periods                    ...and taken all
$10,000 in AMCAP            3/1 - 2/28 or 29           distributions in
this many years ago...                                 shares, your
|                                                      investment would
Number of Years                                        have been worth
                                                       this much at
                                                       Feb. 28, 1999
                                                       |
                                                       Value ($)

1                           1998-1999                  11,413

2                           1997-1999                  15,631

3                           1996-1999                  17,436

4                           1995-1999                  22,578

5                           1994-1999                  23,352

6                           1993-1999                  25,998
7                           1992-1999                  27,528

8                           1991-1999                  33,142

9                           1990-1999                  38,719

10                          1989-1999                  44,123

11                          1988-1999                  48,391

12                          1987-1999                  46,843

13                          1986-1999                  61,089

14                          1985-1999                  75,113

15                          1984-1999                  87,216

16                          1983-1999                  88,245

17                          1982-1999                  127,094

18                          1981-1999                  133,694

19                          1980-1999                  161,658

20                          1979-1999                  238,293

21                          1978-1999                  326,167

22                          1977-1999                  382,307

23                          1976-1999                  390,183

24                          1975-1999                  547,282

25                          1974-1999                  490,596

26                          1973-1999                  387,897

27                          1972-1999                  363,667

28                          1971-1999                  428,623

29                          1970-1999                  458,080

30                          1969-1999                  444,031




AMCAP VS. VARIOUS UNMANAGED INDICES


                           TOTAL RETURN                                             CAPITAL APPRECIATION

Period               AMCAP              DJIA/1/     S&P 500      Average          AMCAP     NYSE/4/     ASE/5/        NASDAQ
3/1 - 2/28 or 29                                    /2/          Savings                                              OTC/6/
                                                                 Institution
                                                                 /3/
1989 - 1999           +341%              +445%       +459%        + 60%            + 290%    + 261%      + 117%        + 472%
1988 - 1998           +300              +458        +422         + 63             + 246     + 262       + 145         + 383
1987 - 1997           +182              +324        +276         + 65             + 140     + 156       + 85          + 2 8
1986 - 1996           +230              +346        +286         + 70             + 177     + 162       + 118         + 206
1985 - 1995           +214              +343        +274         + 76             + 161     + 152       + 99          + 179
1984 - 1994           +252              +382        +322         + 87             + 186     + 187       + 124         + 214
1983 - 1993           +220              +348        +331         + 98             + 156     + 186       + 118         + 156
1982 - 1992           +335              +505        +440         + 111            + 242     + 249       + 213         + 253
1981 - 1991           +280               +364        +322         + 121            + 184     + 167       + 104         + 129
1980 - 1990           +294               +387        +347         + 124            + 194     + 182       + 133         + 169
1979 - 1989           +409               +356        +369         + 124            + 282     + 201       + 301         + 226
1978 - 1988           +535               +366        +389         + 124            + 381     + 211       + 370         + 262
1977 - 1987           +669               +304        +360         + 125            + 487     + 199       + 484         + 349
1976 - 1986           +502              +201        +270         + 123            + 361     + 145       + 398         + 298
1975 - 1985           +587              +198        +261         + 119            + 422     + 144       + 489         + 289
1974 - 1984           +430              +130        +165         + 113            + 304     +  75       + 332         + 168
1973 - 1983           +315              + 98        +113         + 106            + 219     +  42       + 235         + 118
1972 - 1982           +170              + 47        + 66         +  95            + 111     +  10       +  99         +  43
1971 - 1981           +202              + 79        +108         +  85            + 147     +  41       + 204         +  95
1970 - 1980           +167              + 76        + 92         +  79            + 120     +  30       + 158          N/A
1969 - 1979           + 76              + 38        + 45         +  75            +  45     -   2       +   8          N/A
1968 - 1978           + 56              +33         + 41         +  72            +  30     -   3        N/A           N/A
1967*- 1977           + 42              +54         + 50         +  67            +  20     +   5        N/A           N/A



* From May 1, 1967, the date the fund commenced operation. N/A - Data for these periods not available.

1. The Dow Jones Average of 30 Industrial stocks is comprised of stocks of 30 industrial companies such as General Motors and General Electric.

2. The Standard and Poor's 500 Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

3. Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings deposits offer a guaranteed return of principal and fixed rate of interest, but no opportunity for capital growth. Maximum allowable rates were imposed by law during a portion of the period.

4. The New York Stock Exchange Composite Index is a capitalization weighted index of all common stocks listed on the Exchange.

5. The American Stock Exchange Index is a capitalization weighted index of all common stocks listed on the Exchange.

6. The National Association of Securities Dealers Automated Quotation Composite Index of Over-the-Counter Stocks represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, covers some 3,500 stocks and is market value weighted.


     Illustration of a $10,000 investment in AMCAP with DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES (For the lifetime of the Fund May 1, 1967 through February 28, 1999)

             COST OF SHARES                                    VALUE OF SHARES

Fiscal       Annual        Dividends         Total          From           From           From            Total
Year End     Dividends     (cumulative)      Investment     Initial        Capital Gains   Dividends       Value
Feb. 28 or 29                                Cost           Investment     Reinvested     Reinvested

1968*        --            --                $10,000        $10,056        --              --             $10,056

1969         $   75        $    75            10,075        12,128         --             $84              12,212

1970            190            265            10,265         11,149        $   430        256              11,835

1971            200            465            10,465         11,695        451            497              12,643

1972            244           709             10,709        13,540         522            840              14,902

1973            228         937               10,937        12,109         913            956              13,978

1974         196           1,133             11,133         8,493           1,697         847              11,037

1975            294         1,427            11,427         7,401          1,479          1,023             9,903

1976            328         1,755             11,755        10,075         2,014          1,794            13,883

1977            208         1,963            11,963         10,132         2,025          2,016            14,173

1978         263            2,226            12,226         11,657         2,330          2,625            16,612

1979         335            2,561            12,561         15,650         3,128          3,960            22,738

1980            438         2,999            12,999         22,674         4,531          6,336           33,541

1981            724        3,723             13,723         25,066         7,476          8,006            40,548

1982          2,594        6,317             16,317         22,185         10,812         9,646            42,643

1983          1,231        7,548             17,548         30,546         15,837         15,073           61,456

1984          1,591         9,139            19,139         30,094         15,602         16,432           62,128

1985         1,944         11,083            21,083         33,371         18,301         20,493           72,165

1986          1,548        12,631            22,631         38,983         23,855         25,900           88,738

1987         1,629         14,260            24,260         44,143         40,258         31,263          115,664

1988          3,017        17,277            27,277         39,058         42,406         30,573          112,037

1989          3,167        20,444            30,444         40,038         48,069         34,720          122,827

1990         3,160         23,604            33,604         40,942         60,465         38,620          140,027

1991         3,293         26,897            36,897         43,578         74,977         44,937          163,492

1992         2,156         29,053            39,053         49,831         93,202         53,823          196,856

1993         2,252         31,305            41,305         50,923         100,277        57,357          208,557

1994         1,918         33,223            43,223         48,889         126,209        57,039          232,137
1995         2,399         35,622            45,622         46,252         137,347        56,448          240,047

1996         3,363         38,985            48,985         54,237         186,287        69,821          310,345

1997         2,643         41,628            51,628         54,991         218,307        73,485          346,783

1998         2,465         44,093            54,093         63,766         323,194        88,043          475,003

1999         3,727         47,820            57,820         67,194         411,122        96,773          575,089


The dollar amount of capital gain distributions during the period was
$292,101

* From May 1, 1967, the date the fund commenced operations.





Amcap Fund                                                                 Percent
Investment Portfolio, February 28, 1999                                      of Net
                                                                             Assets
Largest Industry Holdings
Broadcasting & Publishing                                                     14.08%
Data Processing & Reproduction                                                10.71%
Health & Personal Care                                                         9.66%
Business & Public Services                                                     8.05%
Financial Services                                                             5.35%
Other Industries                                                              35.39%
Cash & Equivalents                                                            16.76%

Largest Individual Equity Holdings

Comcast                                                                        3.79%
Time Warner                                                                    3.69%
Medtronic                                                                      3.04%
Philip Morris                                                                  2.70%
Viacom                                                                         2.62%
Fannie Mae                                                                     2.42%
Oracle                                                                         2.23%
Tele-Communications, Liberty Media Group                                       1.94%
AirTouch Communications                                                        1.92%
SLM Holding                                                                    1.77%


                                                                          Number of     Market  Percent
                                                                             Shares      Value   Of Net
Equity Securitites   (common stocks)                                                    (000)    Assets
--------------------------------------------                               --------   -------- --------

BROADCASTING & PUBLISHING  -  14.08%
Comcast Corp., Class A, special stock                                      2,925,000   $207,492   3.79%
Comcast Corp., Class A                                                       260,000     17,647
Time Warner Inc.                                                           3,400,000    219,300     3.69
Viacom Inc., Class B (1)                                                   1,762,200    155,734     2.62
Tele-Communications, Inc., Series A, Liberty Media Group  (1)              2,137,500    115,158     1.94
Harte-Hanks Communications, Inc.                                           2,140,000     55,372      .93
Tele-Communications, Inc., Series A, TCI Ventures Group  (1)                 945,876     26,189      .44
Infinity Broadcasting Corp., Class A (1)                                     712,200     16,915      .29
Tele-Communications, Inc., Series A,  TCI Group  (1)                         212,421     13,343      .23
Clear Channel Communications, Inc.  (1)                                      150,000      9,000      .15
DATA PROCESSING & REPRODUCTION  -  10.71%
Oracle Corp.  (1)                                                          2,367,500    132,284     2.23
Microsoft Corp. (1)                                                          450,000     67,556     1.14
Lexmark International Group, Inc., Class A  (1)                              650,000     67,072     1.13
Computer Associates International, Inc.                                    1,538,300     64,609     1.09
Intuit Inc.  (1)                                                             500,000     49,469      .83
Cisco Systems, Inc.  (1)                                                     450,000     44,016      .74
PeopleSoft, Inc.  (1)                                                      1,800,000     33,975      .57
Silicon Graphics, Inc.  (1)                                                1,850,000     29,484      .50
HNC Software Inc.  (1)                                                     1,030,000     27,681      .47
Gateway 2000, Inc.  (1)                                                      375,000     27,258      .46
International Business Machines Corp.                                        150,000     25,500      .43
3Com Corp.  (1)                                                              700,000     22,006      .37
Cadence Designs Systems, Inc.   (1)                                          600,000     14,437      .24
Compaq Computer Corp.                                                        300,000     10,575      .18
Synopsys, Inc.  (1)                                                          200,000      9,250      .15
Ascend Communications, Inc.  (1)                                              70,000      5,386      .09
Sequent Computer Systems, Inc.  (1)                                          560,000      5,337      .09
HEALTH & PERSONAL CARE  -  9.66%
Medtronic, Inc.                                                            2,560,000    180,800     3.04
Pfizer Inc                                                                   700,000     92,356     1.56
Guidant Corp.                                                              1,500,000     85,500     1.44
Gillette Co.                                                               1,000,000     53,625      .90
Avon Products, Inc.                                                        1,160,000     48,285      .81
Alza Corp.  (1)                                                              700,000     36,706      .62
Merck & Co., Inc.                                                            400,000     32,700      .55
Bergen Brunswig Corp., Class A                                               500,000     12,219      .21
Schering-Plough Corp.                                                        200,000     11,187      .19
Cardinal Health, Inc.                                                        144,589     10,438      .18
Watson Pharmaceuticals, Inc. (1)                                             200,000      9,663      .16
BUSINESS & PUBLIC SERVICES  -  8.05%
Concord EFS, Inc.  (1)                                                     2,246,900     71,760     1.21
Cendant Corp. (1)                                                          3,975,000     65,836     1.11
Young & Rubicam Inc.  (1)                                                  1,493,500     56,380      .95
Interpublic Group of Companies, Inc.                                         600,000     44,887      .75
Avery Dennison Corp.                                                         700,000     37,581      .63
First Data Corp.                                                             800,000     30,600      .51
FIRST HEALTH Group Corp. (1)                                               1,400,000     22,400      .38
MSC Industrial Direct Co., Inc., Class A  (1)                              1,225,700     21,909      .37
ServiceMaster Co.                                                          1,157,500     21,631      .36
Cambridge Technology Partners (Massachusetts), Inc.  (1)                     849,600     21,346      .36
Metamor Worldwide, Inc.  (1)                                                 850,000     16,044      .27
IKON Office Solutions, Inc.                                                1,000,000     14,125      .24
Paychex, Inc.                                                                330,000     13,984      .24
Universal Health Services, Inc., Class B  (1)                                250,000     10,156      .17
ROMAC International, Inc.  (1)                                               770,517      9,246      .16
Columbia/HCA Healthcare Corp.                                                500,000      8,937      .15
Galileo International, Inc.                                                  114,000      5,757      .10
TeleTech Holdings, Inc.  (1)                                                 747,900      5,235      .09
ELECTRONIC COMPONENTS  -  5.95%
Intel Corp.                                                                  600,000     71,962     1.21
Solectron Corp.  (1)                                                       1,600,000     71,500     1.20
ADC Telecommunications, Inc.  (1)                                          1,420,000     57,510      .97
Texas Instruments Inc.                                                       600,000     53,513      .90
SCI Systems, Inc. (1)                                                        800,000     24,750      .41
Molex Inc.                                                                   800,000     21,400      .36
Analog Devices, Inc.  (1)                                                    825,000     20,677      .35
Sanmina Corp.  (1)                                                           237,500     12,409      .21
Littlefuse, Inc.  (1)                                                        590,000     10,067      .17
Adaptec, Inc.  (1)                                                           500,000    199,969      .17
FINANCIAL SERVICES  -  5.35%
Fannie Mae                                                                 2,051,000    143,570     2.42
SLM Holding Corp.                                                          2,450,000    105,044     1.77
Freddie Mac                                                                  700,000     41,213      .69
Capital One Financial Corp.                                                  140,000     17,868      .30
Providian Financial Corp.                                                    100,000     10,213      .17
MERCHANDISING  -  4.51%
Consolidated Stores Corp.  (1)                                             2,645,312     66,629     1.12
Kohl's Corp.  (1)                                                            950,000     65,550     1.10
AutoZone, Inc.  (1)                                                        1,800,000     63,000     1.06
Albertson's, Inc.                                                            750,000     42,750      .72
Circuit City Stores, Inc.                                                    560,000     30,380      .51
BEVERAGES & TOBACCO  -  4.17%
Philip Morris Companies Inc.                                               4,100,000    160,413     2.70
PepsiCo, Inc.                                                              1,600,000     60,200     1.01
Beringer Wine Estates Holdings, Inc., Class B  (1)                           365,000     14,714      .25
Robert Mondavi Corp., Class A  (1)                                           366,700     12,605      .21
BANKING  -  3.45%
Wells Fargo & Co. (formerly Norwest Corp.)                                 2,700,000  1,999,225     1.67
M&T Bank Corp.                                                                85,923     40,878      .69
Northern Trust Corp.                                                         450,000     40,219      .68
Marshall & Ilsley Corp.                                                      346,400     19,398      .33
Imperial Bancorp  (1)                                                        270,000      4,928      .08
INSURANCE  -  2.07%
American International Group, Inc.                                           587,500     66,938     1.13
MGIC Investment Corp.                                                        650,000     22,141      .37
Mercury General Corp.                                                        500,000     17,438      .29
Orion Capital Corp.                                                          500,000     16,531      .28
TELECOMMUNICATIONS  -  1.92%
AirTouch Communications  (1)                                               1,250,000    113,828     1.92
CHEMICALS  -  1.70%
Cambrex Corp.                                                              1,130,000     27,049      .45
RPM, Inc.                                                                  1,700,000     23,481      .40
Ionics, Inc.  (1)                                                            621,000     17,310      .29
Sigma-Aldrich Corp.                                                          600,000     15,825      .27
Praxair, Inc.                                                                350,000     12,228      .20
Airgas, Inc.  (1)                                                            600,000      5,400      .09
LEISURE & TOURISM  -  1.59%
Brinker International, Inc.  (1)                                           2,950,000     85,366     1.44
Walt Disney Co.                                                              250,000      8,797      .15
MACHINERY & ENGINEERING  -  1.12%
Millipore Corp.                                                            1,024,200     28,550      .48
IDEX Corp.                                                                 1,010,000     23,988      .41
Thermo Electron Corp.  (1)                                                 1,000,000     13,813      .23
ELECTRONIC INSTRUMENTS  -  0.84%
Applied Materials, Inc.  (1)                                                 900,000     50,063      .84
TEXTILES & APPAREL  -  0.80%
NIKE, Inc., Class B                                                          640,000     34,320      .58
Liz Claiborne Inc.                                                           385,000     12,970      .22
INDUSTRIAL COMPONENTS  -  0.66%
Tower Automotive, Inc.  (1)                                                1,400,000     26,075      .44
Lear Corp.  (1)                                                              365,000     12,889      .22
ENERGY EQUIPMENT  -  0.51%
Schlumberger Ltd. (Netherlands Antilles)                                     624,232     30,314      .51
RECREATION & OTHER CONSUMER PRODUCTS  - 0.46%
Harley-Davidson, Inc.                                                        275,000     15,898      .27
Mattel, Inc.                                                                 431,900     11,391      .19
FOOD & HOUSEHOLD PRODUCTS  -  0.29%
Colgate-Palmolive Co.                                                        200,000     16,975      .29
WHOLESALE & INTERNATIONAL TRADE  -  0.24%
Tech Data Corp.  (1)                                                         850,000     14,450      .24
TRANSPORTATION: RAIL & ROAD  - 0.16%
Wisconsin Central Transportation Corp.  (1)                                  675,000      9,281      .16
AEROSPACE & MILITARY TECHNOLOGY  -  0.10%
Raytheon Co., Class A                                                        112,480      5,947      .10

Miscellaneous    -   4.85%
Other equity securities in initial
  period of acquistion                                                                  288,314     4.85

TOTAL EQUITY SECURITIES (COST:$ 2,861,252)                                            4,943,462    83.24

                                                                          Principal
                                                                             Amount
Short-Term Securities                                                        (000)
Corporate Short-Term Notes - 15.01%
Coca-Cola Co. 4.77%-4.79% due 3/12-4/12/1999                              75,500,000     75,214     1.27
CIT Group Holdings, Inc. 4.80%-4.81% due 3/1-4/20/1999                    71,900,000     71,584     1.21
Eastman Kodak Co.4.79%-4.81% due 3/9-5/11/1999                            70,000,000     69,667     1.17
E.I. du Pont de Nemours and Co. 4.77%-4.80% due 3/16-5/13/1999            64,800,000     64,554     1.09
Ciesco LP 4.80% due 3/19-4/6/1999                                         60,500,000     60,311     1.02
International Lease Finance Corp. 4.75%-4.79% due 3/30-5/7/1999           59,200,000     58,786      .99
Lucent Technologies Inc. 4.77%-4.81% due 3/23-4/14/1999                   58,836,000     58,581      .99
Ford Motor Credit Co. 4.83% due 4/12-4/19/1999                            57,800,000     57,446      .97
American Express Credit Corp.  4.79%-4.83% due 3/22-5/12/1999             56,700,000     56,348      .95
Associates First Capital Corp. 4.84%-4.85% due 3/4-3/17/1999              53,900,000     53,820      .91
Commercial Credit Co. 4.82%-4.85% due 3/2-4/13/1999                       46,800,000     46,621      .78
BellSouth Telecommunications, Inc. 4.76%-4.80% due 3/3-4/5/1999           45,500,000     45,379      .76
A.I. Credit Corp. 4.76%-4.78% due 3/25-4/7/1999                           43,400,000     43,213      .73
National Rural Utilities Cooperative Finance Corp. 4.78%-4.83% due 3/22-  43,300,000     43,120      .70
Motorola, Inc.  4.75% due 4/1/1999                                        37,000,000     36,844      .62
H.J. Heinz Co.  4.78% due 4/15/1999                                       37,000,000     36,774      .62
General Electric Capital Corp. 4.87% due 3/1/1999                         13,400,000     13,398      .23
Federal Agency Discount Notes -   4.01%
Fannie Mae  4.70%-5.10% due 3/18-5/10/1999                               105,800,000    105,120     1.78
Freddie Mac 4.73%-5.00% due 3/5-3/26/1999                               7,199,900,00     79,787     1.34
Federal Home Loan Banks 4.76%-4.98% due 3/3-5/26/1999                     53,300,000     52,877      .89

TOTAL SHORT-TERM SECURITIES (COST:  $1,129,497)                                       1,129,444    19.02

TOTAL INVESTMENT SECURITIES (COST: $3,900,749)                                        6,072,906

Excess of payables over cash and receivables                                            133,988     2.26
                                                                                    ----------------------
NET ASSETS                                                                            5,938,918   100.00
                                                                                     ========= =========
(1)  Non-income-producing securities.
See Notes to Financial Statements

AMCAP FUND Financial Statements
-------------------------------------------                         ---------    ---------
Statement of Assets and Liabilities
at February 28, 1999 (dollars in thousands, except per-share data)
-------------------------------------------                         ---------    ---------
Assets:
Investment securities at market
 (cost: $3,990,749)                                                             $6,072,906
Cash                                                                                 4,097
Receivables for--
 Sales of investments                                                  $9,203
 Sales of fund's shares                                                 9,271
 Dividends                                                              2,290       20,764
                                                                    ---------    ---------
                                                                                 6,097,767
Liabilities:
Payables for--
 Purchases of investments                                             150,721
 Repurchases of fund's shares                                           3,030
 Management services                                                    1,694
 Other expenses                                                         3,404      158,849
                                                                    ---------    ---------
Net Assets at February 28, 1999--
 Equivalent to $17.84 per share on
 332,834,083 shares of $1 par value
capital stock outstanding (authorized
capital stock--500,000,000 shares)                                              $5,938,918
                                                                                  ========
Statement of Operations for the year
ended February 28, 1999   (dollars in thousands)
                                                                    ---------    ---------
Investment Income:
Income:
 Dividends                                                        $    26,494
 Interest                                                              45,416     $ 71,910
                                                                    ---------
Expenses:
 Management services fee                                               19,703
 Distribution expenses                                                 11,159
 Transfer agent fee                                                     2,686
 Reports to shareholders                                                  172
 Registration statement and prospectus                                    261
 Postage, stationery and supplies                                         563
 Directors' fees                                                          110
 Auditing and legal fees                                                   52
 Custodian fee                                                             93
 Taxes other than federal income tax                                       66
 Other expenses                                                           157       35,022
                                                                    ---------    ---------
 Net investment income                                                              36,888
                                                                                 ---------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                  849,757
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                                  1,945,960
 End of year                                                        2,082,157
                                                                    ---------
  Net unrealized appreciation
    on investments                                                                 136,197
                                                                                 ---------
 Net realized gain and unrealized
  appreciation on investments                                                      985,954
                                                                                 ---------
Net Increase in Net Assets Resulting
 From Operations                                                                $1,022,842
                                                                                 =========


Statement of Changes in Net
 Assets            (dollars in thousands)
---------------------------------------------                       ---------    ---------
                                                          Year ended February 28
                                                                          1999         1998
Operations:                                                         ---------    ---------
Net investment income                                              $   36,888   $   26,218
Net realized gain on investments                                      849,757      509,966
Net unrealized appreciation
 on investments                                                       136,197      809,009
                                                                    ---------    ---------
  Net increase in net assets
   resulting from operations                                        1,022,842    1,345,193
                                                                    ---------    ---------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income                                  (38,213)     (26,109)
Distributions from net realized
 gain on investments                                                 (673,768)    (646,989)
                                                                    ---------    ---------
  Total dividends and distributions                                  (711,981)    (673,098)
                                                                    ---------    ---------
Capital Share Transactions:
Proceeds from shares sold:
 46,252,114 and 23,535,997
 shares, respectively                                                 807,601      366,597
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 39,917,389 and 42,604,643 shares,
 respectively                                                         663,119      630,147
Cost of shares repurchased:
 42,252,652 and 37,958,301
 shares, respectively                                                (733,197)    (585,123)
                                                                    ---------    ---------
  Net increase in net assets
   resulting from capital share transactions                          737,523      411,621
                                                                    ---------    ---------
Total Increase in Net Assets                                        1,048,384    1,083,716

Net Assets:
Beginning of year                                                   4,890,534    3,806,818
                                                                    ---------    ---------
End of year (including undistributed
 net investment income of $3,813 and
 $5,138, respectively)                                             $5,938,918   $4,890,534
                                                                    =========    =========
See Notes to Financial Statements


                         NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

   Organization - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies.

   Significant Accounting Policies - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Security Valuation - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

   Security Transactions and Related Investment Income - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

   Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal Income Taxation

   It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of February 28, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,082,157,000, of which $2,298,943,000 related to appreciated securities and $216,786,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended February 28, 1999. The cost of portfolio securities for book and federal income tax purposes was $3,990,749,000 at February 28, 1999.

3. Fees and Transactions with Related Parties

   Investment Advisory Fee - The fee of $19,703,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

  Distribution Expenses - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended February 28, 1999, distribution expenses under the Plan were $11,159,000. As of February 28, 1999, accrued and unpaid distribution expenses were $2,834,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,596,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Transfer Agent Fee - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,686,000.

  Deferred Director's Fees - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1999, aggregate amounts deferred and earnings thereon were $536,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. Investment Transactions and Other Disclosures

   The fund made purchases and sales of investment securities, excluding short-term securities, of $1,615,721,000 and $2,041,889,000, respectively, during the year ended February 28, 1999.

   As of February 28, 1999, accumulated undistributed net realized gain on investments was $273,729,000 and additional paid-in capital was $3,246,385,000. The fund reclassified $29,640,000 from undistributed net realized gains to paid-in capital, for the year ended February 28, 1999.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $93,000 includes $18,000 that was paid by these credits rather than in cash.


AMCAP FUND
Per-Share Data and Ratios
--------------------------------------------------------  ------   ------    ------    ------  ------
                                                                          Year ended February 28 or 29
                                                          ------   ------    ------    ------  ------
                                                             1999     1998      1997      1996    1995
                                                          ------   ------    ------    ------  ------
Net Asset Value, Beginning
 of Year                                                  $16.93   $14.60    $14.40    $12.28  $12.98
                                                          ------   ------    ------    ------  ------

 Income from Investment
  Operations:
   Net investment income                                     .12      .10       .12       .16     .14
   Net gains on securities (both
  realized and unrealized)                                  3.21     4.80      1.51      3.32     .24
                                                          ------   ------    ------    ------  ------
    Total from investment operations                        3.33     4.90      1.63      3.48     .38
                                                          ------   ------    ------    ------  ------
 Less Distributions:
  Dividends (from net investment
   income)                                                  (.13)    (.10)     (.12)     (.17)   (.13)
  Distributions (from capital gains)                       (2.29)   (2.47)    (1.31)    (1.19)   (.95)
                                                          ------   ------    ------    ------  ------
   Total distributions                                     (2.42)   (2.57)    (1.43)    (1.36)  (1.08)
                                                          ------   ------    ------    ------  ------
Net Asset Value, End of Year                              $17.84   $16.93    $14.60    $14.40  $12.28
                                                          ======   ======    ======    ======  ======
Total Return /1/                                           21.07%   36.97%    11.74%    29.29%   3.41%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                                               $5,939   $4,891    $3,807    $3,693  $2,970
 Ratio of expenses to average                                                     `
  net assets                                                 .67%     .68%      .69%      .71%    .71%
 Ratio of net income to
  average net assets                                         .70%     .62%      .81%     1.16%   1.16%
 Portfolio turnover rate                                   36.46%   31.42%    24.14%    35.16%  17.92%


/1/Excludes maximum sales charge
 of 5.75%.

Independent Auditors' Report
To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc.(the "fund"), including the investment portfolio as of February 28, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 28, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 19, 1999


1999 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                 Dividends and Distributions per Share

To Shareholders         Payment Date             From Net        From Net           From Net
of Record                                        Investment      Realized           Realized
                                                 Income          Short-Term         Long-Term
                                                                 Gains              Gains

June 19, 1998           June 22, 1998            $0.03           $0.113             $0.337

December 10, 1998       December 11, 1998        $0.10           -                  $1.840


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 70% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION, WHICH WAS MAILED IN JANUARY 1999, TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).
(b) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).
(c) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).
(d) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).
(e) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).
(f) None
(g) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).
(h) None
(i) Not applicable to this filing
(j) Consent of Independent Accountants
(k) None
(l) None
(m) Previously filed (see Post-Effective Amendment No. 60 filed 4/23/97).
(n) EX-27 Financial data schedule
(o) None.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

 None.

ITEM 25. INDEMNIFICATION.

 The registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.

ARTICLE VIII (H) AND (I) OF THE ARTICLES OF INCORPORATION OF THE FUND PROVIDES
THAT:

 (h) "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent provided by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law; and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

 (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability, to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal."

 Subsection (b) of Section 2-418 of the GENERAL CORPORATION LAW OF MARYLAND empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

 Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

 Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

 None.

ITEM 27. PRINCIPAL UNDERWRITERS.

 (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America,Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)   (1)                                      (2)                                 (3)

      NAME AND PRINCIPAL                      POSITIONS AND OFFICES                POSITIONS AND
      BUSINESS ADDRESS                        WITH UNDERWRITER                     OFFICES WITH REGISTRANT



      David L. Abzug                          Regional Vice President              None

      27304 Park Vista Road
      Agoura Hills, CA 91301

      John A. Agar                            Vice President                       None
      1501 N. University Drive,
      Suite 227A
      Little Rock, AR 72207



      Robert B. Aprison                       Regional Vice President              None
      2983 Bryn Wood Drive
      Madison, WI  53711



L     William W. Bagnard                      Vice President                       None



      Steven L. Barnes                        Vice President                       None

      5400 Mt. Meeker Road, Suite 1
      Minneapolis, MN 55438





B     Carl R. Bauer                           Assistant Vice President             None



      Michelle A. Bergeron                    Senior Vice President                None
      4160 Gateswalk Drive
      Smyrna, GA  30080



      Joseph T. Blair                         Senior Vice President                None
      27 Drumlin Road
      West Simsbury, CT  06092



      John A. Blanchard                       Vice President                       None
      6421 Aberdeen Road
      Mission Hills, KS 66208



      Ian B. Bodell                           Senior Vice President                None

      P.O. Box 1665
      Brentwood, TN  37024-1665



      Michael L. Brethower                    Senior Vice President                None

      2320 North Austin Avenue
      Georgetown, TX  78626



      C. Alan Brown                           Regional Vice President              None

      4129 Laclede Avenue
      St. Louis, MO  63108



B     J. Peter Burns                          Vice President                       None



      Brian C. Casey                          Regional Vice President              None

      9508 Cable Drive
      Bethesda, MD 20817



      Victor C. Cassato                       Senior Vice President                 None
      609 W. Littleton Blvd.,
      Suite 310
      Littleton, CO  80120



      Christopher J. Cassin                   Senior Vice President                None
      19 N. Grant Street
      Hinsdale, IL 60521



      Denise M. Cassin                         Vice President                      None
      1301 Stoney Creek Drive
      San Ramon CA 94538



L     Larry P. Clemmensen                     Director                             None



L     Kevin G. Clifford                       Director, President and
                                              Co-Chief Executive Officer           None



      Ruth M. Collier                         Senior Vice President                None
      145 West 67th St. Ste. 12K
      New York, NY  10023



S     David Coolbaugh                         Assistant Vice President             None

      Thomas E. Cournoyer                     Vice President                       None
      2333 Granada Boulevard
      Coral Gables, FL  33134



      Douglas A. Critchell                    Senior Vice President                None

      4116 Woodbine St.
      Chevy Chase, MD 20815



L     Carl D. Cutting                         Vice President                       None



      Daniel J. Delianedis                    Regional Vice President              None
      8689 Braxton Drive
      Eden Prairie, MN 55347



      Michael A. Dilella                      Vice President                       None
      P.O. Box 661
      Ramsey, NJ  07446



      G. Michael Dill                         Senior Vice President                 None
      505 E. Main Street
      Jenks, OK  74037



      Kirk D. Dodge                           Senior Vice President                None

      633 Menlo Avenue, Suite 210

      Menlo Park, CA 94025



      Peter J. Doran                          Senior Vice President                None
      1205 Franklin Avenue
      Garden City, NY  11530



L     Michael J. Downer                       Secretary                            None



      Robert W. Durbin                        Vice President                       None
      74 Sunny Lane
      Tiffin, OH  44883



I     Lloyd G. Edwards                        Senior Vice President                None



L     Paul H. Fieberg                         Senior Vice President                None



      John Fodor                               Vice President                      None
      15 Latisquama Road
      Southborough, MA 01772



      Clyde E. Gardner                        Senior Vice President                None
      Route 2, Box 3162
      Osage Beach, MO  65065



B     Evelyn K. Glassford                     Vice President                       None



      Jeffrey J. Greiner                      Vice President                       None

      12210 Taylor Road
      Plain City, OH 43064



L     Paul G. Haaga, Jr.                      Director                             Senior Vice President



B     Mariellen Hamann                        Assistant Vice President             None



      David E. Harper                         Senior Vice President                None
      R.D. 1, Box 210, Rte 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey                        Vice President                       None
      6744 Avalon
      Dallas, TX  75214



      Robert S. Irish                         Regional Vice President              None
      1225 Vista Del Mar Drive
      Delray Beach, FL 33843

      Michael J. Johnston                     Director                             None
      630 Fifth Ave., 36th Floor
      New York, NY 10111-0121



B     Damien M. Jordan                        Vice President                       None



      12558 Highlands Place
      Fishers, IN  46038



B     Karl A. Lewis                           Assistant Vice President             None
      Arthur J. Levine                        Vice President                       None



      T. Blake Liberty                        Regional Vice President              None
      5506 East Mineral Lane
      Littleton, CO 80122



      Mark J. Lien                            Regional Vice President              None
      5570 Beechwood Terrace
      West Des Moines, IA 50266



L     Lorin E. Liesy                          Assistant Vice President             None

L     Susan G. Lindgren                       Vice President - Institutional
                                              Investment Services Division         None

LW    Robert W. Lovelace                      Director                             None

      Stephen A. Malbasa                      Vice President                       None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel                        Senior Vice President                None
      5241 South Race Street
      Littleton, CO  90121



L     John C. Massar                          Senior Vice President                None



L     E. Lee McClennahan                      Senior Vice President                None



L     Jamie R. McCrary                        Assistant Vice President             None



S     John V. McLaughlin                      Senior Vice President                None



      Terry W. McNabb                         Vice President                       None
      2002 Barrett Station Road
      St. Louis, MO  63131



L     R. William Melinat                      Vice President - Institutional       None
                                              Investment Services Division



      David R. Murray                         Regional Vice President              None

      60 Briant Drive
      Sudbury, MA 01776



      Stephen S. Nelson                       Vice President                       None
      P.O. Box 470528
      Charlotte, NC  28247-0528



      William E. Noe                          Regional Vice President              None
      304 River Oaks Road
      Brentwood, TN 37027



      Peter A. Nyhus                          Vice President                       None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372



      Eric P. Olson                           Vice President                       None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips                        Senior Vice President                None

      175 Highland Avenue,
      4th Floor
      Needham, MA 02194



B     Candance Pilgram                        Assistant Vice President             None

      Carl S. Platou                          Vice President                       None
      4021 96th Avenue, SE
      Mercer Island, WA 98040

L     John O. Post, Jr.                       Vice President                       None



S     Richard P. Prior                        Assistant Vice President             None



      Steven J. Reitman                       Senior Vice President                None
      212 The Lane
      Hinsdale, IL 60521



      Brian A. Roberts                        Vice President                       None

      11404 Foxhaven Drive
      Charlotte, NC  28277



      George S. Ross                          Senior Vice President                None
      55 Madison Avenue
      Morristown, NJ  07962



L     Julie D. Roth                           Vice President                       None

      Douglas F. Rowe                         Vice President                       None

      30008 Oakland Hills Drive
      Georgetown, TX 78628



      Christopher Rowey                       Regional Vice President              None
      9417 Beverlywood Street
      Los Angeles, CA 90034



      Dean B. Rydquist                        Senior Vice President                None
      1080 Bay Pointe Crossing
      Alpharetta, GA 30005



      Richard R. Samson                       Senior Vice President                None
      4604 Glencoe Avenue, No. 4
      Marina del Rey, CA  90292



      Joe D. Scarpitti                        Vice President                       None
      31465 St. Andrews
      Westlake, OH 44145



L     R. Michael Shanahan                     Director                             Chairman of the Board



      David W. Short                          Director, Chairman of the Board      None
      1000 RIDC Plaza, Ste 212                and Co-Chief Executive Officer
      Pittsburgh, PA  15238



      William P. Simon, Jr.                   Senior Vice President                None

      912 Castlehill Lane
      Devon, PA 91333



L     John C. Smith                           Vice President - Institutional
                                              Investment Services Division         None



L     Mary E. Smith                           Vice President - Institutional
                                              Investment Services Division         None

      Rodney G. Smith                         Vice President                       None

      100 N. Central Expressway,
      Suite 1214
      Richardson, TX  75080

      Anthony L. Soave                        Regional Vice President              None
      8831 Morning Mist Drive
      Clarkston, MI 48348

      Nicholas D. Spadaccini                  Regional Vice President              None
      855 Markley Woods Way
      Cincinnati, OH 45230

L     Kristen J. Spazafumo                    Assistant Vice President             None



      Daniel S. Spradling                     Senior Vice President                None

      1400 Southdown Road
      Hillsborough, CA 94010



B     Max D. Stites                           Vice President                       None



      Thomas A. Stout                         Regional Vice President              None

      3919 Whooping Crane Circle
      Virginia Beach, VA  23455



      Craig R. Strauser                       Vice President                       None
      3 Dover Way
      Lake Oswego, OR 97034



      Francis N. Strazzeri                    Senior Vice President                None
      31641 Saddletree Drive
      Westlake Village, CA 91361



L     Drey W. Taylor                          Assistant Vice President             None



S     James P. Toomey                         Vice President                       None



I     Christopher E. Trede                    Vice President                       None



      George F. Truesdail                     Vice President                       None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith                    Vice President                       None
      60 Reedland Woods Way
      Tiburon, CA 94920



      John David Viale                        Regional Vice President              None



      Thomas E. Warren                        Regional Vice President              None

      119 Faubel Street
      Sarasota, FL 34242



L     J. Kelly Webb                           Sr. Vice President, Treasurer        None



      Gregory J. Weimer                       Regional Vice President              None

      206 Hardwood Drive
      Venetia, PA  15367



B     Timothy W. Weiss                        Director                              None




      George J. Wenzel                        Regional Vice President              None
      3406 Shakespeare Drive
      Troy, MI 48084


B     Laura L. Wimberly                       Vice President                       None



H     Marshall D. Wingo                       Senior Vice President                None



L     Robert L. Winston                       Director, Senior Vice President      None



      William Yost                            Vice President                       None
      9320 Overlook Trail
      Eden Prairie, MN  55347



      Janet M. Young                          Regional Vice President              None
      1616 Vermont
      Houston, TX  77006



      Scott D. Zambon                         Regional Vice President              None

      2887 Player Lane
      Tustin Ranch, CA 92782



L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  928621
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78230
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

(C)  None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621.

 Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, CA 92621, 3500 Wiseman Boulevard, San Antonio, TX 78230, 5300 Robin Hood Road, Norfolk, VA 23514, and 8332 Woodfield Crossing Boulevard, Indianapolis, Indiana 46240.

 Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31. MANAGEMENT SERVICES.

 None.

ITEM 32. UNDERTAKINGS.

 n/a

                            SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 28th day of April 1999.

  AMCAP FUND, INC.

  By /s/ R. Michael Shanahan
       R. Michael Shanahan, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on April 28, 1999, by the following persons in the capacities indicated.

              SIGNATURE                               TITLE

(1)           Principal Executive Officer:
               /s/ R. Michael Shanahan                Chairman of the
              R. Michael Shanahan
(2)           Principal Financial Officer and
              Principal Accounting Officer:
               /s/ Sheryl F. Johnson                  Treasurer
              Sheryl F. Johnson
(3)           Directors:
              H. Frederick Christie*                  Director
              Mary Ann Dolan*                         Director
              Martin Fenton*                          Director
              Herbert Hoover III*                     Director
              /s/ Claudia P. Huntington
              Claudia P. Huntington                   President and
              Mary Myers Kauppila*                    Director
              Kirk P. Pendleton*                      Director
              James W. Ratzlaff*                      Director
              Olin C. Robison*                        Director
               /s/ R. Michael Shanahan
              R. Michael Shanahan                     Chairman of the
                                                      Board


*By  /s/ Vincent P. Corti
 Vincent P. Corti, Attorney-in-Fact

Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

 /s/ Michael J. Downer
 Michael J. Downer, Esq.